Exhibit 99.1
Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	49
Chapter 11	For the Period FROM:	11/1/2005
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	11/30/2005
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		268,333.21	65,956.21

A. Total Receipts per all Prior Interim Statements		8,122,163.83	6,599,979.89	218,426.07

B. Less: Total Disbursements per all Prior Statements		6,797,903.55	6,589,595.05	324.00

C. Beginning Balance		1,592,593.49	76,341.05	$218,102.07

D. Receipts during Current Period
Description

11/2/2005	Wire Transfer		35,000.00
11/4/2005	Vision Films			63,489.45
11/8/2005	Pisanos			17,965.00
11/9/2005	Wire Transfer		27,000.00
11/14/2005	Sting Music			12,478.00
11/23/2005	Wire Transfer		35,000.00
11/28/2005	Tanya Miller	200.00
11/28/2005	Wells Fargo	0.14
11/28/2005	Compact Collections	25,735.01
11/30/2005	Interest	4,988.11

TOTAL RECEIPTS THIS PERIOD		30,923.26	97,000.00	93,932.45	—

E. Balance Available (C plus D)		1,623,516.75	173,341.05	$312,034.52	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 49	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose
11/2/2005		Wire Transfer	35,000.00
11/4/2005		ADP Fees		120.76
11/7/2005	38351	New Wave Entertainment		828.75
11/7/2005	38352	Bonded Services, Inc		6582.81
11/7/2005	38353	Federal Express		36.38
11/7/2005	38354	KEVIN MARINO		470.94
11/7/2005	38355	Qwest Communications		52.36
11/7/2005	38356	Bowne of Los Angeles, Inc		573.00
11/7/2005	38357	SBC		83.35
11/7/2005	38358	SBC		352.91
11/7/2005	38359	Accurate Express		36.00
11/8/2005		ADP Taxes		9274.31
11/8/2005	8239	Payroll		1213.46
11/8/2005	8240	Payroll		11889.98
11/8/2005	8241	Payroll		1419.17
11/8/2005	8242	Payroll		2510.53
11/9/2005		Wire Transfer	27,000.00
11/14/2005		ADP Fees		20.00
11/16/2005		Service Charge		157.97
11/17/2005	38360	United States Trustee		7500.00
11/17/2005	38361	United States Trustee		500.00
11/17/2005	38362	United States Trustee		500.00
11/17/2005	38363	United States Trustee		500.00
11/17/2005	38364	United States Trustee		500.00
11/17/2005	38365	United States Trustee		500.00
11/17/2005	38366	United States Trustee		500.00
11/17/2005	38367	United States Trustee		500.00
11/17/2005	38368	United States Trustee		500.00
11/18/2005		ADP Fees		103.27
11/22/2005	8243	Payroll		1213.46
11/22/2005	8244	Payroll		3202.23
11/22/2005	8246	Payroll		1419.17
11/22/2005	8247	Payroll		814.14
11/22/2005	8248	Payroll		2510.54
11/22/2005	38369	Payroll		11842.51
11/22/2005	38370	Accurate Express		113.20
11/22/2005	38371	New Wave Entertainment		20.00
11/22/2005	38372	Bowne of Los Angeles, Inc		379.00
11/22/2005	38373	Recall		1495.98
11/22/2005	38374	Arrowhead		16.20
11/22/2005	38375	KEREN AMINIA		755.65
11/22/2005		ADP Taxes		11138.95
11/23/2005		Wire Transfer	35,000.00
11/25/2005		ADP Fees		167.00
11/30/2005		Control Agreement Fee			50.00

TOTAL DISBURSEMENTS THIS PERIOD:			97,000.00	82,313.98	50.00	—

G. Ending Balance (E less F)			1,526,516.75	91,027.07	$311,984.52	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 49	Page 3 of 3

H.	(1) Collateral Account:

	a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
	b) Account Number:	323221556

	(2) Concentration Account:

	a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
	b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		731.10
Bank of Scotland — Pinocchio	936582	683,333.79	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	220,066.30	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	—	Pound Sterling
Edge Entertainment	1891152710	172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	16,890.04
BLT Venture	16-524173-1101	330.45
KL MDP Sensation	60-066-930	—
KL\7 Venture	1890-69-6360	20,865.02
Denial Venture	1890-69-6501	76,452.55
Cracker LLC	1891-04-1665	732.79
Swing	323-518095	6,957.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

Debtor in Possession